Exhibit 10.29

THIRD AMENDMENT TO

STANDARD MULTI-TENANT OFFICE LEASE – GROSS

This Third Amendment to Standard Multi-Tenant Office Lease – Gross (“Third Amendment”) is made and entered into effective as of September 20, 2018 (“Effective Date”), by and between RANCHO SUMMIT LLC, a California limited liability company (“Lessor”), and LIFE360 INC., a Delaware corporation (“Lessee”), with respect to the Lease, as defined below.

RECITALS

A.    WHEREAS, on or about April 24, 2015 Lessor and Lessee predecessor in interest executed a Standard Multi-Tenant Office Lease – Gross for the Premises commonly known as 1953 San Elijo Avenue, Suite 205, Cardiff By The Sea, California 92007 (the “Original Lease”). The terms of the Original Lease are fully incorporated herein by this reference. Lessor and Lessee predecessor in interest executed a First Amendment to Lease dated March 28, 2017 (the “First Amendment”). The terms of the First Amendment are fully incorporated herein by this reference. Lessor and Lessee executed a Second Amendment to Lease dated May 30, 2018 (the “Second Amendment”). The terms of the Second Amendment are fully incorporated herein by this reference. The Original Lease and the First and Second Amendments are collectively referred to as the “Lease.”

B.    WHERERAS, the First Amendment served to add Suite 200 to be a part of the Premises and to extend the Term to March 31, 2019.

C.    WHERERAS, the Second Amendment served to temporarily surrender Suite 200.

D.    WHEREAS, all capitalized terms not otherwise defined in this Third Amendment have the meanings given them in the Lease.

E.    WHEREAS, Lessor and Lessee now desire to amend the Lease pursuant to the following terms and conditions:

NOW THEREFORE, in consideration of the foregoing facts and circumstances, the covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties do hereby agree as follows:

LEASE AMENDMENT

1.    Expansion. Commencing on October 1, 2018, Suite 204 shall be added to the Premises.

2.    Surrender. Suite 200, which was temporarily surrendered as of May 31, 2018, shall be permanently surrendered on the Effective Date of the Third Amendment.

3.    Premises. As of October 1, 2018, the Premises shall include Suite 204 (1.033 RSF) and Suite 205 (1.656 RSF) and no outer suites in the Building.

4.    Term. The Expiration Date is hereby extended to September 30, 2021.

5.    Base Rent Adjustment. Monthly Base Rent shall be as follows:

•	$4,909.18 for Suite 204 and $7,869.90 for Suite 205 from October 1, 2018, to September 30, 2019;

•	$5,056.46 for Suite 204 and $8,105.99 for Suite 205 from October 1, 2019, to September 30, 2020:

•	$5,208.15 for Suite 204 and $8,349.17 for Suite 205 from October 1, 2020, to September 30, 2021.

6.    Tenant Improvement and Rent Abatement. The scope of work and budget for improvements is attached as Exhibit A. Lessor’s allowance for improvements is capped at $24,428.81; Lessee shall be financially responsible for expenses related to any change in scope of work. Base Monthly Rent for Suite 204 shall commence once improvements in Suite 204 are substantially complete. Improvements in Suite 205 will commence once improvements in Suite 204 are substantially complete. In exchange for the agreements of the Lessee contained in this Third Amendment, the Base Rent for the month of November, 2018, for Suite 205 shall he abated in the amount of $7,249.00.

7.    Security Deposit. The Security Deposit for Suite 205 paid pursuant to the Assignment and Assumption of Lease dated effective on December 4, 2017, by which Lessee took the assignment of the Lease from Lessee’s predecessor in interest shall remain with Lessor. The Security Deposit for Suite 204 shall be $4,000.00 and paid within ten business days of this Third Amendment.

8.    No Other Modifications. Except as expressly set forth herein the Lease remains unchanged, unmodified and continues in full force and effect.

9.    Reaffirmation. As of the Effective Date Lessee reaffirms the Lease and acknowledges that except as specifically set forth in this Third Amendment, the Lease is unchanged, unmodified and remains in in full force and effect. Lessee further acknowledges that Lessor is not in breach of the Lease nor do any conditions exist that would lead to a breach of this Lease by Lessor in the future.

10.    Conflict. In the event of any conflict, inconsistency or ambiguity between the terms of this Third Amendment and the Lease, the terms of this Third Amendment shall govern and control.

IN WITNESS WHEREOF, the parties have executed this Third Amendment effective as of Effective Date.

LESSOR:	LESSEE:

RANCHO SUMMIT LLC,	LIFE360 INC.,
a California limited liability company	a Delaware corporation

By: Torrey Pacific Corporation a California corporation	By: /s/ Monica Walls
Its: Manager	Name: Monica Walls
Title: Head of People
By: /s/ Brian Staver
Name: Brian Staver
Title: Authorized Agent

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